UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)2))

☐	Definitive Information Statement

FREQUENCY HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction, computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

SCHEDULE 14C INFORMATION STATEMENT

Pursuant to Regulation 14C of the Securities Exchange Act

of 1934 as amended

FREQUENCY HOLDINGS, INC.

8910 W. 192nd St. Suite N

Mokena, IL 60448

WE ARE NOT ASKING YOU TO FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement (the “Information Statement”) has been filed with the Securities and Exchange Commission and is being mailed, on or about October 20, 2025, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to the record holders as of October 15, 2025, (the “Stockholders”) of the common stock, par value $.0001 per share (the “Common Stock”), of FREQUENCY HOLDINGS, INC., a Nevada Corporation (the “Company”). This Information Statement is circulated to advise the shareholders of actions already approved and taken without a meeting by written consent of the holders of a majority of the Company’s outstanding voting common stock, specifically the Company’s CEO, Richard Jordan, (the “Majority Stockholder”) who owns 475,000 shares of the Company’s Series A Preferred Stock, which are convertible into, and vote such number of shares of Common Stock equaling two-thirds (66.67%) of the outstanding shares of the Company’s Common Stock on a post-conversion basis as of the Record Date.

Please review this Information Statement for a more complete description of this matter. This Information Statement is being sent to you for informational purposes only.

WE ARE NOT ASKING YOU TO FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The action to be effective 20 days after distributing this Information Statement are as follows:

(1) To file the proposed amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock from 2,400.000.000 to 5,400,000,000 shares (the “Increase in Authorized” or “Action 1”).

The Increase in Authorized has been duly authorized and approved by the written consent of the holders of a majority of the voting capital shares of the Company’s issued and outstanding voting securities and your vote or consent is not requested or required. The Information Statement is provided solely for your information as no notice is required by Section 78.320(3) of the Nevada Revised Statutes for any action which is authorized by written consent.

On October 16, 2025, the Board of Directors of the Company approved the Increase in Authorized, subject to Stockholder approval. The Majority Stockholder approved the Increase in Authorized by written consent in lieu of a meeting on October 16, 2025. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Increase in Authorized.

Date: October 20, 2025	For the Board of Directors of

FREQUENCY HOLDINGS, INC.

	By:	/s/ Richard Jordan
Richard Jordan
Chief Executive Officer and Director

RECOMMENDATION OF THE BOARD OF DIRECTORS

ACTION TAKEN

ACTION I - INCREASE IN AUTHORIZED

AMENDMENT OF ARTICLES OF INCORPORATION

TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK TO 5,400,000,000 SHARES

Purpose of the Increase in Authorized

On October 16, 2025, the Company’s Board of Directors and the Majority Stockholder owning a majority of the Company’s voting securities approved a resolution authorizing the Company to amend the Articles of Incorporation to increase the authorized shares of the Company’s Common Stock from 2,400,000,000 to 5,400,000,000 to provide the Company with greater flexibility in meeting future corporate needs, which may include the issuance of shares for capital raising transactions; in connection with strategic acquisitions; and other corporate purposes approved by the Board of Directors.

The following chart summarizes the Company’s outstanding shares of common stock and rights convertible or exercisable as of October 15, 2025 (not giving effect to Action 1):

Authorized Shares of Common Stock	Issued and Outstanding Shares of Common Stock	Reserved for Issuance Pursuant to Currently Outstanding Convertible Securities, Equity Incentive Plans, and Other Reserve	Authorized and Unreserved
2,400,000,000	1,191,622,207	1,107,266,507	101,111,286

Upon issuance, the additional shares of authorized common stock would have rights identical to the currently outstanding shares of common stock. Adoption of the Amendment to the Articles of Incorporation would not have any immediate effect on the proportionate voting power or other rights of our existing stockholders.

To the extent that the additional authorized shares of capital stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership in the Company and, depending on the price at which they are issued, could be dilutive to the voting rights of existing stockholders and have a negative effect on the market price of the common stock. Current stockholders have no preemptive or similar rights, which means that current stockholders do not have a prior right to purchase any new issue of capital stock in order to maintain their proportionate ownership of the Company.

The Company could also use the additional shares of capital stock for potential strategic transactions including, among other things, acquisitions, spin-offs, strategic partnerships, joint ventures, restructurings, divestitures, business combinations, and investments, although the Company has no present plans to do so. The Company cannot provide assurances that any such transactions will be consummated on favorable terms or at all, that they will enhance stockholder value or that they will not be adversely affect the Company’s business or the trading price of our stock.

Amended Articles of Incorporation

The Board of Directors will file the Company’s Articles of Amendment to the Articles of Incorporation with the State of to affect the Increase in Authorized in Nevada. On the date that is twenty (20) days following the distribution of this Information Statement, such Increase in Authorized will be effective.

To reduce the expenses of delivering multiple materials to our Stockholders, we are taking advantage of rules that permit us to deliver only one Information Statement to Stockholders who share the same address unless otherwise requested.

If you share an address with another stockholder and have received only one Information Statement, you may write or call us to request a separate copy at no cost to you. For future mailings, you may request separate materials, or, if you are receiving multiple copies you may request that we only send one set of materials, by writing to us at Frequency Holdings, Inc. 8910 W. 192nd St. Suite N, Mokena, IL 60448.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Except as disclosed elsewhere in this Information Statement, none of the following persons have any substantial interest, direct or indirect, by security holdings or otherwise in any matter to be acted upon:

1. any director or officer of our Company since the commencement of our last completed financial year;

2. any proposed nominee for election as a director of our Company; and

3. any associate or affiliate of any of the foregoing persons.

The shareholdings of our directors and officers are set forth below in the section entitled “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.” To our knowledge, no director has advised that he intends to oppose the Increase in Authorized as more particularly described herein.

OUTSTANDING VOTING SECURITIES

Our authorized capital stock consists of 2,500,000,000 shares of Common Stock, par value $0.001 per share, of which 1,191,622,207 shares are outstanding as of October 15, 2025 and 100,000,000 shares of Preferred Stock, of which 10,475,000 shares are outstanding, in various series, as of October 15, 2025 (the “Record Date”).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth, as of October 15, 2025, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than five percent (5%) of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the executives, and (iv) our directors and executive officers as a group. Unless otherwise indicated, the address of each shareholder is c/o our company at our principal office address:

Name and Address of Beneficial Owner(1)(2)	Common Stock Beneficially Held		Percent of Class
Named Executive Officers and Directors
Richard Jordan – Series A(3)	699,082,277	(3)	66.67%
Richard Jordan – Series C(4)	2,446,420,970		84.61%
KHBH LLC – Series C(4)	58,248,063		2.01%
Kingsley Charles – Series C(4)	25,240,738		0.87%

All Executive Officers and Directors as a group

5% or More Stockholders
Trillium Partners, LP – Series D(5)	49,926,959		12.50%

(1)	Unless as otherwise indicated in the foregoing table and the footnotes, our named executive officers and directors’ address in the foregoing table is c/o Frequency Holdings, Inc., 8910 W. 192nd St. Suite N, Mokena, IL 60448.
(2)	Under Rule 13d-3 of the Exchange Act, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) because of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the above table does not necessarily reflect the person’s actual ownership or voting power concerning the number of shares of common stock outstanding on the date of this Schedule 14C.
(3)	In calculating any percentage in the foregoing table of common stock beneficially owned by one or more persons named therein, the foregoing table is based on 1,191,622,207 shares of common stock, outstanding as of the filing date of this Schedule 14C and 699,082,277 shares of common stock issuable upon the conversion of the 475,000 shares of Series A Preferred Stock held by Mr. Jordan. (The Shares A Preferred Stock are convertible into such number of shares of common stock resulting in two-thirds (66.67%) of the outstanding shares of common stock of the Company on a post-conversion basis.)
(4)	In calculating any percentage in the foregoing table of common stock beneficially owned by one or more persons named therein, the foregoing table is based on 1,191,622,207 shares of common stock, outstanding as of the filing date of this Schedule 14C. 2,446,420,970 shares of common stock issuable upon the conversion of the 7,338,079 shares of Series C Preferred Stock held by Richard Jordan, 25,240,738 shares of common stock issuable upon the conversion of the 75,710 shares of Series C Preferred Stock held by Kingsley Charles, and 58,248,063 shares of common stock issuable upon the conversion of the 174,716 shares of Series C Preferred Stock held by KHBH LLC (The Shares C Preferred Stock are convertible into such number of shares of common stock resulting in 87.50% of the outstanding shares of common stock of the Company on a post-conversion basis.)
(5)	In calculating any percentage in the foregoing table of common stock beneficially owned by one or more persons named therein, the foregoing table is based on 1,191,622,207 shares of common stock, outstanding as of the filing date of this Schedule 14C and 49,926,959 shares of common stock issuable upon the conversion of the 1,000,000 shares of Series D Preferred Stock held by Trillium Partners, LP. (The Shares D Preferred Stock are convertible into such number of shares of common stock resulting in 12.50% of the outstanding shares of common stock of the Company on a post-conversion basis.)

DISSENTER’S RIGHTS OF APPRAISAL

The Stockholders have no right under Nevada Corporate Law, the Company’s Articles of Incorporation consistent with above, or ByLaws to dissent from any of the provisions adopted in the Amendment.

EFFECTIVE DATE OF INCREASE IN AUTHORIZED

Pursuant to Rule 14c-2 under the Exchange Act, the Increase in Authorized shall not be effective with the Secretary of State of Nevada until a date at least twenty (20) days after the date on which this Information Statement has been distributed to the Stockholders.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the above action. Your consent to the above action is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our Stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

DISTRIBUTION OF INFORMATION STATEMENT

The cost of distributing this Information Statement has been borne by us. The distribution will be made by mail.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2025	FREQUENCY HOLDINGS, INC.

	By:	/s/ Richard Jordan
Richard Jordan
Chief Executive Officer and Director